EXHIBIT 99.2

                              CONSULTING AGREEMENT
                              --------------------

This Consulting Agreement, between Larry B. Anderson ("Consultant") and Integrated Healthcare Holdings, Inc. ("Client"), collectively, "Parties," shall be enforceable only when and if (i) the Consulting Agreement, and (ii) a certain "SEVERANCE AGREEMENT WITH MUTUAL RELEASES" both are fully executed ("Effective Date").

                           ARTICLE 1. TERM OF CONTRACT
                           ---------------------------

Section 1.01. TERM. Consultant shall provide consulting services to and for the benefit of Client ("Consulting Services"), as more particularly described below and subject to the terms of this Consulting Agreement, starting on January 1, 2008 ("Commencement Date") and ending at midnight, June 30, 2008 ("Consulting Termination Date") ("the Term").

Section 1.02. TERMINATION OF EMPLOYMENT; COMMENCEMENT DATE.

                 1.02.01. Consultant presently is employed, pursuant to a certain "EMPLOYMENT AGREEMENT," dated February 22, 2005 (and all enforceable amendments, if any, thereto) ("collectively, Employment Agreement") as Client's President ("Present Employment"). Consultant's Present Employment shall terminate ("Termination") at midnight, December 31, 2007 ("Employee Termination Date"). The Term shall commence immediately after the Employee Termination Date, so there shall be no interruption in Consultant's service to Client.

                 1.02.02 The Employment Agreement and all other agreements (excluding the concurrently executed "Severance Agreement," referenced in Section 2.01, below), if any, shall automatically terminate, without further notice or agreement, concurrently with the Termination and, further, shall be superseded by this Consulting Agreement.

                    ARTICLE 2. EFFECT OF SEVERANCE AGREEMENT
                    ----------------------------------------

Section 2.01. SEVERANCE AGREEMENT, EXECUTION. Consultant has been presented with a certain "SEVERANCE AGREEMENT WITH MUTUAL RELEASES" ("Severance Agreement") which relates to the termination of Consultant's Present Employment as Client's President. Execution and enforceability of the Severance Agreement is a condition precedent to the validity and enforcement of this Consulting Agreement. Therefore, this Consulting Agreement shall not become effective or enforceable until and unless the Severance Agreement is concurrently executed with the execution of this Consulting Agreement.

Section 2.02. SEVERANCE AGREEMENT, CANCELLATION RIGHT. Consultant has the right to cancel the Severance Agreement with the mutual releases contained


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therein ("Cancellation Right"), within a seven (7) day period following its execution, as more particularly provided therein. This Consulting Agreement shall be enforceable during this seven (7) day period. However, this Consulting Agreement shall terminate, automatically and without necessity of notice, if Consultant timely exercises his Cancellation Right under the Severance Agreement. As a result of any such termination of the Consulting Agreement, Consultant's obligation to provide services to, and Client's obligation to compensate Consultant under any provision of this Consulting Agreement, shall immediately terminate.

                         ARTICLE 3. CONSULTING SERVICES
                         ------------------------------

Section 3.01. CONSULTING SERVICES, DESCRIBED.

                 3.01.01. Consultant shall transition all work previously performed as President, in the manner and at the time designated by Client's "CEO." Consultant shall give his "best effort" to transition all such work, as smoothly as possible and minimize any disruption to the operation of the Client and to perform whatever services are required of him by the CEO during the term of this Consulting Agreement.

                 3.01.02. Consultant shall provide ongoing services in the merger and acquisition, public and government relations areas for the Client, as assigned by the CEO of Client. Consultant specifically shall search out new opportunities for growth of Client and shall present such opportunities to Client, as they appear, and, thereafter, shall work diligently to close any such transaction approved by Client.

                 3.01.03. Consultant shall not represent Client, as an agent, to negotiate directly with third parties on behalf of Client without Client's prior written approval.

                 3.01.04. Consultant's services shall not include supervising, overseeing, or being reported to by Client's employees in the normal course of business. Consultant's services are limited to those services specifically enumerated herein.

                 3.01.05. Consultant shall not provide services, consulting or otherwise, to any healthcare or healthcare related operation, business or entity ("Healthcare Operations"), located in or doing business in Orange County, during the Term of this Consulting Agreement without the Company's prior written consent. "[Healthcare Operations" means any hospital, medical office building, ambulatory surgery center, medical professional or similar medical or healthcare related natural or legal person.

                 3.01.06. Client understands Consultant may provide services and opportunities to other natural and legal persons ("Third Parties"), during the Term of this Consulting Agreement, except as otherwise precluded by this Consulting Agreement, including (without limitation) subsection 3.01.05, above, without Company's prior written consent. Consultant shall not allow any such services to any Third Parties to interfere with his obligations to provide Consulting Services Client, to Client, especially


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as such services relate to pending Special Projects (including, most particularly, the acquisition of Anaheim Memorial Medical Center).

                 3.01.07. Consultant does not guarantee his Consulting Services will provide any certain or favorable outcome to Client.

Section 3.02. CONSULTING SERVICES, CONTROL OVER. Consultant shall provide required Consulting Services at such time and place as Consultant shall determine. Consultant shall report and provide the services directly to Client's CEO or another Executive Officer, as designated by the CEO. Consultant shall determine the method, details, and means of performing the Consulting Services. Client shall not control the manner in, or determine the method by, which Consultant shall render Consulting Services except and unless otherwise provided herein.

Section 3.03. CLIENT SUPPORT; ACCESS. Client shall provide reasonable office and office support services to Consultant on an as-needed basis, incidental to the provision of services under this Consulting Agreement. Consultant shall have access to Client's files and business records, during customary business hours in its corporate and regional offices, as is necessary or incidental to the provision of his Consulting Services.

Section 3.04. SPECIAL PROJECTS, SCOPE OF SERVICES.

                  3.04.01. Consultant understands that purchase/merger/ acquisition projects ("Special Projects"), such as the acquisition of Anaheim Memorial Medical Center ("AMMC"), are time sensitive and time intensive. Therefore, Consultant shall be available to Client as reasonably required to complete such Special Projects, during the Term of this Consulting Agreement.

                 3.04.02. Notwithstanding Consultant's relationships with Third Parties and during the Term of this Consulting Agreement, Consultant first shall give written notice to Client , to the exclusion of all Third Parties, of any opportunity to purchase or otherwise acquire any healthcare, or healthcare related, asset ("Opportunity") identified by or known to Consultant. "[Healthcare or healthcare related asset" ("Healthcare Asset") means a hospital, medical office building, ambulatory surgery center, or any other similar asset.

Section 3.05. CONSENT TO PARTICIPATE IN BID FOR AND ACQUISITION OF BROTHMAN HOSPITAL.

                 3.05.01 Notwithstanding Consultant's execution of this Consulting Agreement and the Severance Agreement, Consultant's has the ongoing duties and obligations as Client's President Client until midnight of December 31, 2007. Notwithstanding his ongoing employment, during such time, Client consents to, and waives all objections to, Consultant's participation in the negotiations for, bid for and acquisition of Brotman Hospital, in Culver City, California, subject to subsection


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3.05.02, below.

                 3.05.02. Client's consent is subject to, and shall immediately be effective upon, Consultant's execution of this Consulting Agreement and the Severance Agreement notwithstanding Consultant's ongoing duties and obligations as Client's President, provided Consultant's duties and obligations as President are not otherwise significantly and adversely affected.

                        ARTICLE 4. COMPENSATION; PAYMENTS
                        ---------------------------------

Section 4.01. BASIC COMPENSATION. Client shall pay Consultant One Hundred Eighty Thousand Dollars ($180,000.00), as follows:

                 4.01.01. One (1) payment of $60,000, payable within one (1) business day after Employee's right to revoke his acceptance of, and terminate, the concurrently executed Severance Agreement has expired (REF Section 3.01 ET SEQ, of the Severance Agreement) and payable concurrently with the lump sum payment under subsection 2.01.02 of the Severance Agreement; and

                 4.01.02. Four (4) equal monthly payments of $30,000 each, commencing April 1, 2008. Each of the remaining four (4) payments shall be due on the first business day of each succeeding month, with the last payment being due on July 1, 2008.

Section 4.02. ADDITIONAL COMPENSATION FOR CONSUMMATED SPECIAL PROJECTS. Client shall cause additional compensation to be paid to Consultant, as more particularly described below, if Consultant (irrespective of the capacity in which Consultant acts) provides an Opportunity and/or services, to and for the benefit of Client, in connection with (i) a purchase, merger or acquisition (collectively and separately referred to as "Acquisition") of a Healthcare Asset and, thereafter, (ii) Client completes Acquisition.

                 4.02.01. If Client completes the purchase of AMMC, Client shall cause Consultant to be paid one half of one percent (0.5%) of the total value of the purchase, minus $30,000. "[T]otal value" means the total gross purchase price, as agreed upon between the parties, without reduction for any offsets, such as accrued liabilities, prepaid expenses, inventory credits, etc. The decision to complete the purchase of AMMC shall be in the sole and absolute discretion of Client. Consultant have no right to a fee unless and until Client successfully closes the AMMC transaction.

                 4.02.02. Any compensation earned by Consultant, under this
Section 4.02, shall be due and payable upon completion of the Acquisition, but no later than any "close of escrow."

Section 4.03. EXPENSES, REIMBURSEMENT. Client shall reimburse Consultant, for costs incurred and paid by Consultant for customary and reasonable out-of-pocket


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expenses, arising from or related to his Consulting Services (e.g., necessary travel and lodging, transportation, overnight/special delivery, special printing or handling of documents and other reasonable expenses), within 30 days after receipt of appropriate documentation. incidental to the performance of services for Client. Reimbursable expense shall not exceed a total of Five Thousand Dollars ($5,000) without Client's prior written consent.

Section 4.04. INDEPENDENT CONTRACTOR; TAXES.

                 4.04.01. It is the express intention of the parties that Consultant is an independent contractor and not an employee, agent, joint venturer or partner of Client. Nothing in this Consulting Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and Consultant or any employee or agent of Consultant. Client is aware that Consultant shall retain the right to perform services for others during the term of this Consulting Agreement.

                 4.04.02. Both parties acknowledge that Consultant is not an employee for state or federal tax purposes. Consultant shall be responsible for all taxes, relating to or arising from Client's payment of compensation to Consultant.

                      ARTICLE 5. OBLIGATIONS OF CONSULTANT
                      ------------------------------------

Section 5.01. ASSIGNMENT, DELEGATION; RESTRICTIONS.

                 5.01.01. Neither this Consulting Agreement, nor any rights, duties or obligations under this Consulting Agreement, shall be delegated or assigned by either Client or Consultant to any third party without the prior written consent of both parties. Client's assignment of this Consulting Agreement to a legal person in which Client has a controlling interest shall not be deemed a prohibited assignment under this section 10.

                 5.01.02. Consultant shall have the right, in Consultant's sole discretion and except as provided in this subsection, to elect to treat a prohibited assignment by Client as a termination of his employment "without cause" by Client as provided for in Section 7.3. Consultant shall be deemed to have conclusively waived such right, however, if (i) Consultant does not give ten (10) days written notice to Client of his intent to declare a termination of his employment, and (ii) Consultant's ten (10) days notice to Client is not sent within thirty (30) days from Consultant's receipt of written notification by the Client that the Consulting Agreement has been assigned to a third party. Consultant shall not have the right to terminate his employment, under this subsection, if Client successfully revokes or is able to rescind the assignment within the ten (10) days following receipt of Consultant's written notice of his intent to terminate his employment.

                 5.01.03. Client shall have the right, in Client's sole discretion and except as provided in this subsection, to elect to treat a prohibited assignment by Consultant as a termination of Consultant's employment "without cause" by Consultant as provided for in


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Section 7.4. Client shall be deemed to have conclusively waived such right, however, if (i) Client does not give ten (10) days written notice to Consultant of Client's intent to declare a termination of Consultant's employment, and (ii) Client's's ten (10) days notice to Consultant is not sent within thirty (30) days from Client's receipt of written notification by Consultant that the Consulting Agreement has been assigned to a third party. Client shall not have the right to terminate his employment, under this subsection, if Consultant successfully revokes or is able to rescind the assignment within the ten (10) days following receipt of Client's written notice of Client's intent to terminate Consultant's employment.

                 5.01.04. Consultant may use the services of qualified subcontractors to assist in his performance of his obligations under this Consulting Agreement, under Consultants' supervision, as necessary in the performance of duties under this Consulting Agreement, subject to Client's prior written approval and the terms of this Consulting Agreement. Client shall not be obligated to pay for any services rendered by any such subcontractors unless Client's CEO specifically has otherwise agreed, in writing.

Section 5.02. NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

                 5.02.01. During and after the Term of this Consulting Agreement, Consultant shall not (i) voluntarily, directly or indirectly communicate, in any manner to any legal or natural person (except as required by applicable law or in connection with the performance of his duties and responsibilities as a former employee of, and Consultant to, Client); (ii) use or otherwise appropriate for Consultant's own or any third party's benefit any Confidential Information. Confidential Information shall include (without limitation) information made available to, obtained by or developed by Consultant during the course of his employment relating or pertaining to the Client's trade secrets, financial information, technical information and /or business plans and strategies. Consultant shall use his best efforts, and cooperate with the Client, to maintain the secrecy of and limit the use of such Confidential Information.

                 5.02.02. All documents, memoranda, reports, notebooks, correspondence, files, lists and other records, and the like, designs, drawings, specifications, computer software and computer equipment, computer printouts, computer disks, and all photocopies or other reproductions thereof, affecting or relating to the Business of the Client, which Consultant shall prepare, use, construct, observe, possess or control ("Client Materials"), shall be and remain the sole property of the Client. Consultant shall deliver promptly to the Client all such Client Materials and other Client Property (e.g. tangible property, credit cards, entry cards, pagers, identification badges, cellular phones, and keys) upon termination of his employment.

Section 5.03. FUTURE COOPERATION.

                 5.03.01 Consultant agrees to cooperate, during and after the Term of this Consulting Agreement, with the Client and use his best efforts to respond to all


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reasonable requests by the Client for assistance and advice relating to matters and procedures in which Consultant was involved or which Consultant managed or was responsible for while employed by the Client, as its President, and while a Consultant under this Consulting Agreement.

                 5.03.02 Consultant also represents and agrees to cooperate in the Client's defense or prosecution of any claim or other action which arises, whether civil, criminal, administrative or investigative, in which Consultant's participation is required in the best judgment of the Client by reason of his former employment with the Client. Upon the Client's request, Consultant will use his best efforts to attend hearings and trials, to assist in effectuating settlements, and to assist in the procuring of witnesses, producing evidence, and in the defense or prosecution of said claims or other actions.

                        ARTICLE 6. OBLIGATIONS OF CLIENT.
                        ---------------------------------

Section 6.01. COOPERATION OF CLIENT. Client shall comply with all reasonable requests of Consultant necessary to the performance of Consultant's duties under this Consulting Agreement.

                             ARTICLE 7. TERMINATION.
                             -----------------------

Section 7.01. TERMINATION BY CLIENT "FOR CAUSE". Client, at its option, may terminate Consultant's services "for cause" by giving written notification to Consultant. "[F]or cause" means For purposes of this Section 7.01, "for cause" shall mean (i) Consultant's commission of a felony; (ii) Consultant's commission of a crime or other illegal act involving moral turpitude; (iii) any willful and dishonest act committed by Consultant; (iv) Consultant's material breach of his duties or obligations under this Consulting Agreement; (v) Consultant's death or disability. A "material breach" of this Consulting Agreement includes, without limitation, an unreasonable refusal to perform properly requested services or failure to timely provide services. Client's sole obligation shall be to pay Consultant only for the services rendered up to the day of Consultant's termination, i.e., Consultant's receipt of notice of termination "for cause."

Section 7.02. TERMINATION BY CONSULTANT "FOR CAUSE".

                 7.02.01. Consultant, at his option, may terminate his obligation to provide services under this Consulting Agreement, "for cause," by giving written notification to Client. For purposes of this Section 7.02, "for cause" shall mean any material breach of this Consulting Agreement. A "material breach" of this Consulting Agreement includes, without limitation, Client's failure to pay Consultant all or any part of the compensation, when due and payable under Article 4 of this Consulting Agreement if payment is not received by Consultant within thirty (30) days after Consultant gives Client written notice of the delinquency.

                 7.02.02. If Consultant justifiably terminates his obligation to provide services under this Consulting Agreement "for cause" under this Section 7.02, Client shall make a lump sum payment to Consultant in an amount equivalent to the total sum which


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otherwise would have been for the remainder of the term of the Consulting
Agreement ("Termination Payment"). "[R]emainder of the term" means the amount of time remaining from the date on which the payment is due (subsection 7.02.03, below) to the end of the Term.

                 7.02.03. Client's obligations under this Section 7.02 are conditioned on, and shall not commence until ten (10) business days after, Consultant's delivery of a written notice of termination "for cause" and the reason(s) therefore ("Payment Date"). Client also shall pay and deliver to Consultant all compensation, accrued up to the Payment Date.

Section 7.03. TERMINATION BY CLIENT "WITHOUT CAUSE".

                 7.03.01. Notwithstanding any other provision in this Consulting Agreement, Client may terminate Consultant's services without cause by giving written notice to Consultant.

                 7.03.02. If Client terminates Consultant's obligation to provide services under this Consulting Agreement "without cause" under this
Section 7.03, Client shall pay the Termination Payment, and all compensation accrued up to the Payment Date, to Consultant concurrently with Client's delivery of notice of termination "without cause."

Section 7.05 NON-DISPARAGEMENT. Consultant agrees that he will not make derogatory nor disparaging statements about Client or any of its other affiliate companies and their employees, officers and directors (collectively, "Client"), during or after the Term of this Consulting Agreement. Consultant also shall not induce or incite claims of discrimination, wrongful discharge, sexual or other forms of harassment, breach of contract, tortious acts, or any other claims of any type whatsoever against Client by any other person or employee, relating to such individual's employment or business dealings with Client. during or after the Term of this Consulting Agreement.

                          ARTICLE 9. GENERAL PROVISIONS
                          -----------------------------

Section 9.01. NOTICES. Any notices required or permitted to be sent under this Consulting Agreement may be personally delivered, sent by overnight mail or overnight delivery service (e.g. Federal Express) or mailed by registered or certified mail, return receipt requested. Receipt of any notice shall be conclusively be deemed complete, according to the following: (i) personal delivery shall be deemed received the same day; (ii) overnight mail or overnight delivery service shall be deemed complete the next day, Sundays and holidays excepted; (iii) certified or registered mail shall be deemed complete upon recipient's execution of the receipt. Notices shall be sent to the following addresses until and unless changed by a Parties written notice to the other
Party:

                 IF TO CLIENT:            Scott Schoeffel, General Counsel
                                          Integrated Healthcare Holdings, Inc
                                          1301 North Tustin Ave.
                                          Santa Ana, CA 92705


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                 IF TO CONSULTANT:        Larry Anderson
                                          28 Pegasus Dr.
                                          Coto De Caza, CA. 92679

Section 9.02. ENTIRE AGREEMENT OF THE PARTIES. This Consulting Agreement is the full and complete agreement and, with the concurrently executed Severance Agreement, contain the entire and complete understanding of all agreements between Client and Consultant. There are no other agreements of any kind. This Consulting Agreement supersedes all prior agreements, including the prior EMPLOYMENT AGREEMENT between the Parties, dated February 22, 2005 and all amendments (if any) thereto. This Consulting Agreement can only be modified by a writing signed by both Parties.

Section 9.03. ATTORNEYS' FEES. In the event of a dispute arising from or relating to this Consulting Agreement, each party shall pay their own legal fees and costs.

Section 9.04. SEVERABLE PROVISIONS. The provisions of this Consulting Agreement are severable. If any provision shall be determined to be unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Section 9.05 ARBITRATION.

                 9.05.01. Any controversy between Client and Consultant involving the construction or application of any of the terms, provisions or conditions of this Consulting Agreement shall be submitted to binding arbitration if one Party sends a written demand for binding arbitration to the other Party . Client and Consultant shall both be deemed to have waived the right to litigate the claim in any federal or state court if either party tenders a written request for arbitration of any such claim(s).

                 9.05.02. Prior to commencement of, and as a condition of, any arbitration, however, the Parties agree to first attempt to resolve any dispute before a neutral mediator in a non-binding mediation. The mediation shall take place within thirty (30) days of written notice by either party of any such dispute. The mediator shall be a California licensed attorney with at least fifteen years experience in and an emphasis in California and Federal Employment Law, or a retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Mediator"). The Mediator shall be selected by the same process used for the selection of an Arbitrator, as described in subsection 11.4, below. The parties agree that mediation shall not exceed one (1) day in duration.

                 9.05.03. Arbitration shall comply with and be governed by the provisions of the California Arbitration Act, unless otherwise precluded by California or Federal law. The Federal Arbitration Act shall apply only if enforcement of a particular provision of the California Arbitration Act would undermine the goals and policies of the Federal Arbitration Act.


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                 9.05.04. Any demand to arbitrate shall be deemed to have been made on the date actually received by the party upon whom it is served and, for purposes of the statute of limitations, shall have the same effect as if suit had been filed on the date the demand is made. Any demand to arbitrate any claim arising from or in connection with this Consulting Agreement must be received within six (6) months after the claim first arose, notwithstanding any other statute of limitations providing for a longer period of time, unless otherwise forbidden in law.

                 9.05.02. The arbitration shall occur in Orange County, California, before a neutral, single retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Arbitrator"). The parties shall agree upon an Arbitrator within ten
(10) days after the demand is made. If the parties cannot agree on an arbitrator, then any of them may apply to the Orange County Superior Court for an Order appointing an Arbitrator who meets the requirements of this subsection 13.3.

                 9.05.02. The Arbitrator shall have exclusive jurisdiction over all legal and equitable claims, issues and remedies, so all types of relief available in a judicial proceeding shall be available to the Parties in the Arbitration. The Parties may use the Orange County Superior Court or, only if required, the Federal Court in Orange County to enforce the Arbitrators rulings and awards. Discovery, including depositions for the purpose of discovery, shall be broadly permitted, and the provisions of the California Code of Civil Procedure ss. 1283.05 shall apply.

9.06. CAPTIONS. The captions of the paragraphs of this Consulting Agreement are solely for the convenience of the undersigned, are not a part of this Consulting Agreement, and shall not be used for the interpretation of any provision of this Consulting Agreement.

9.07. CONTINUING OBLIGATIONS. The rights and obligations of Consultant and Client set forth in this Section on Arbitration shall survive the expiration of the Term of this Consulting Agreement, except to the extent any the survival of certain terms would be inconsistent with the expiration of the Term.

9.08. NON-WAIVER. The failure of either party to insist on strict compliance with any of the terms and conditions of this Consulting Agreement by the other party shall not be deemed a waiver of that term or condition. The waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

9.09. APPLICABLE LAW; VENUE. This Consulting Agreement is entered into and is to be performed in Orange County, California. The Consulting Agreement shall be governed by the laws of the State of California. Notwithstanding Consultant's out of state residence, the Parties agree venue shall conclusively be deemed to lie in Orange County, California in the event of any arbitration or litigation. This is a material provision without which Client would not have executed this Consulting Agreement.


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9.10. PHOTOCOPIES AND COUNTERPARTS. This Consulting Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one complete instrument. Photocopies and facsimiles of such signed counterparts may be used in lieu of the originals for any purpose.

9.11. AUTHORITY. Any person or entity purporting to have the authority to enter into this Consulting Agreement on behalf of or for the benefit of any other person or entity hereby warrants that it has such authority.

9.12. INTERPRETATION OF CONSULTING AGREEMENT. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Consulting Agreement, this Consulting Agreement shall be construed with the understanding both Parties were responsible for, and participated in, its preparation. Section 1654 of the Civil Code shall not apply.

9.13. DISCLAIMER. Consultant understands the Law Firm of James W. Lundquist, Inc., is the attorney for Client ONLY. Consultant represents he has not executed this Consulting Agreement in reliance on or with the belief that any employee or person associated or believed to be associated with the Law Firm of James W. Lundquist, Inc., is acting (whether as an attorney or otherwise) on Consultant's behalf in executing this document.

9.14. SEPARATE COUNSEL ENCOURAGED. Consultant represents he is an experienced attorney and active member of the California State Bar. Consultant also acknowledges he has been advised to review this Consulting Agreement with his own attorney before executing this Consulting Agreement.

EACH OF THE UNDERSIGNED PARTIES HAS CAREFULLY READ, UNDERSTANDS AND AGREES TO EVERY PROVISION CONTAINED IN THIS CONSULTING AGREEMENT.

Integrated Healthcare Holdings, Inc., A Nevada
Corporation, as "Client"



By: /s/ Bruce Mogel                              Executed on December 31, 2007
    ----------------------------------------
    Bruce Mogel, CEO



By: /s/ Larry B. Anderson                        Executed on December 31, 2007
    ----------------------------------------
    Larry B. Anderson, "Employee"


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